UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2015

SunEdison, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

13736 Riverport Dr. Maryland Heights, Missouri (Address of principal executive offices)	63043 (Zip Code)

(314) 770-7300 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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		Page
Part I.
Item 1.	8K Items	1

Exhibits		2
23	Consent of KPMG
99.1	Financial Statements and Notes to Financial Statements
99.2	MD&A

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PART I
Item 8.01. Other Events.

SunEdison, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide a recast of the presentation of its consolidated financial statements filed with the Securities and Exchange Commission (“SEC”) in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 filed on March 2, 2015 (the “2014 Form 10-K”) to reflect changes due to the discontinued operations of SunEdison Semiconductor, Ltd. ("SSL"), which took effect January 20, 2015.

On January 20, 2015, we disposed of 12,951,347 ordinary shares of SSL in connection with an underwritten public offering of 17,250,000 ordinary shares at a price of $15.19 per share. As a result of this transaction, we no longer hold a controlling interest in SSL. As of January 20, 2015, we owned 10,608,904 of SSL's ordinary shares, which represented a 25.6% ownership interest. Our remaining interest in SSL will be accounted for as an equity method investment. The disposal of our controlling interest in SSL represents the disposal of a component and is a strategic shift that has a major effect on our operations and financial results, and thus we have reported the historical results of operations and financial position of SSL as discontinued operations in the consolidated financial statements for all periods presented.

We are currently in the process of disposing of another 10,608,903 ordinary shares of SSL in connection with an underwritten public offering of 15,935,828 ordinary shares at a price to the public of $18.25 per share.  This offering priced on June 24, 2015 and is expected to close on July 1, 2015, subject to customary closing conditions.
Attached as Exhibit 99.1 are the recasted consolidated financial statements and revised notes to the consolidated financial statements which reflect the changes due to discontinued operations.
Similarly, Management's Discussion and Analysis of Financial Condition and Results of Operations of the 2014 Form 10-K has been revised and updated from its previous presentation to reflect reporting for discontinued operations. The revised presentation is attached as Exhibit 99.2.
Finally, the Company has included in this Form 8-K the Report of Independent Registered Public Accounting Firm on the consolidated financial statements, which is unchanged from the 2014 Form 10-K, other than the dual date to reflect the recast of the financial statements to reflect the discontinued operations.
This current report on Form 8-K does not revise or update any section of the 2014 Form 10-K other than as noted above. In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2014 Form 10-K, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the 2014 Form 10-K to reflect events or occurrences after the date of the filing of the 2014 Form 10-K, except for matters relating specifically to the recasting of the presentation described above. Therefore, this Form 8-K (including Exhibits 99.1 and 99.2 hereto) should be read in conjunction with the 2014 Form 10-K and the Company's filings made with the SEC subsequent to the filing of the 2014 Form 10-K, including the Quarterly Report on Form 10-Q for the first quarter of 2015 and, when filed, the Quarterly Report on Form 10-Q for the second quarter of 2015.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits	Item
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Financial Statements from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, revised solely to reflect discontinued operations reporting requirements
99.2
Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, revised solely to reflect the change in segment reporting

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Scheme Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

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